UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–03741)

Exact name of registrant as specified in charter:	Putnam New York Tax Exempt Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	November 30, 2019

Date of reporting period:	December 1, 2018 — May 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam New York Tax Exempt Income Fund

Semiannual report
5 | 31 | 19

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PTEIX

Putnam New York
Tax Exempt
Income Fund

Semiannual report
5 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

July 12, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. The bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees.

However, unlike U.S. Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, New York residents generally pay no state income taxes on distributions paid from municipal bonds issued in the Empire State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

2 New York Tax Exempt Income Fund

Source: Putnam, as of 5/31/19. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, an unmanaged index of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury; the Bloomberg Barclays U.S. Credit Index, an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate and government related bonds; and the Bloomberg Barclays Municipal Bond Index, an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax.

Source: Moody’s Investor Services, U.S. Municipal Bond Defaults and Recoveries, 1970–2017 (July 2018). Most recent data available.

New York Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/19. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

4 New York Tax Exempt Income Fund

Paul, how was the market for municipal bonds during the reporting period?

Municipal bonds enjoyed solid performance, outperforming U.S. stocks and Treasuries. The Federal Reserve raised interest rates on December 19, 2018, but its messaging became increasingly dovish as the period progressed. We attribute the Fed’s pivot to softening U.S. economic data, increased trade tensions, and the volatility in high-risk assets during the fourth quarter of 2018. Investors were encouraged by the Fed’s shift on rates, and benchmark U.S. fixed-income market indices rallied.

Falling U.S. Treasury yields during the fourth quarter of 2018 into 2019 and positive supply/ demand dynamics helped to support municipal bond prices as well. The Fed’s pivot increased the appeal of longer-duration fixed-income assets. [Duration is a measure of an investment’s sensitivity to interest rates.] Additionally, with the Tax Cuts and Jobs Act of 2017 capping the deductibility of state and local taxes at $10,000 per year, many Americans faced higher taxes for 2018. As a result, municipal bonds saw record inflows year to date through May 31, 2019, as investors sought their tax-free income and perceived lower volatility. On the other hand, the supply of municipal bonds has

New York Tax Exempt Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 5/31/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/19. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 New York Tax Exempt Income Fund

underwhelmed year to date and was just 2.8% higher than the relatively low pace during the same period in 2018. The combination of record demand and relatively low supply helped to push municipal bond valuations to multi-year highs by the end of the period.

With investors positioning for a period of easing monetary policy, the municipal bond yield curve flattened during the period. The flattening was the result of increased demand for longer-maturity bonds, which pushed their prices higher and yields lower. Consequently, intermediate- and long-term municipals outperformed intermediate- and long-term Treasuries, as well as short-term municipals. From a credit-quality perspective, lower investment-grade municipals outperformed more highly rated bonds and lower-rated, high-yield municipals for the period.

How did the fund perform during the reporting period?

For the six months ended May 31, 2019, the fund was closely in line with the Bloomberg Barclays Municipal Bond Index [the fund’s benchmark] but underperformed the average return of its Lipper peer group, New York Municipal Debt Funds. After the strong performance of longer-maturity holdings during the first half of the period, we trimmed our exposure. The market continued to rally through the end of the period, and the fund lagged its benchmark and Lipper peer group average as a result.

How did the changing rate environment affect your strategy?

The flattening of the municipal yield curve and what we viewed as relatively rich valuations made us slightly more cautious in our positioning. That said, in our view, stable credit fundamentals and supply/demand technicals remained supportive of the asset class at period-end.

Given the changing landscape, we moved the fund to more of a defensive position in the final weeks of the period by reducing our yield curve exposure. The fund’s yield curve positioning continued to reflect a bulleted portfolio structure focused on longer intermediate-term maturities but to a lesser degree than at the beginning of the period. That said, the fund still held an overweight position in bonds with longer intermediate maturities and an underweight exposure to long maturity holdings compared with the fund’s benchmark. With the municipal yield curve flat by historical standards, we reduced the fund’s exposure to long maturity bonds and redeployed the proceeds into shorter and intermediate maturity bonds. In our opinion, these bonds have a more favorable risk/return profile.

With municipal credit fundamentals stable, credit spreads remained at or near post-2008-crisis lows during the period. The fund held an overweight exposure to higher-quality bonds rated A and BBB relative to the fund’s Lipper peer group. We continued to look for what we viewed as attractively priced opportunities to move higher up the credit-quality spectrum. From a sector positioning perspective, we favored higher-education and essential service utility bonds relative to the fund’s Lipper peer group.

In February 2019, Puerto Rico reached an important milestone in its planned financial recovery. Federal bankruptcy Judge Laura Taylor Swain formally approved a major debt restructuring plan for Puerto Rico’s sales tax bonds known as “COFINA.” The restructured bonds were downsized — to about $12 billion — into one new single lien security. The ruling brings clarity, and the bond restructuring is a positive step in helping resolve Puerto Rico’s debt crisis, we believe. However, we remain cautious due to the Commonwealth’s uncertain economic recovery and a perceived lack of institutional credibility across Puerto Rico’s government. The fund remained underweight in its exposure to Puerto Rico’s municipal bonds during the period compared with its Lipper peer group.

New York Tax Exempt Income Fund 7

What is your outlook for interest rates and the municipal bond market?

Given the prevailing crosscurrents at period-end, we believe the Fed will cut its benchmark federal funds rate twice during the second half of 2019 and possibly again in early 2020 if market conditions warrant it. The markets are pricing in even more accommodation over this time period. Historically, when the market anticipates interest-rate reductions, the Fed has followed through. In our view, the central bank will interpret continued softening in U.S. growth as further proof that lower inflation is not transitory. Should the Fed choose not to act, we believe increased volatility in higher-risk assets could push them to cut rates.

On the subject of risks, although unfunded pension liabilities remain a concern for some municipalities, defaults for investment-grade municipal bonds have been rare and remain relatively low for non-investment-grade municipal bonds. The asset class also has demonstrated a low correlation to equities in recent years, suggesting that they could help play a defensive role in a diversified investment portfolio during periods of equity market volatility.

With their competitive tax-adjusted returns and stable credit fundamentals, municipals could perform relatively well in 2019, in our view. We’ll continue to monitor the market on a daily basis to capture opportunities that arise from supply and/or demand imbalances. We’ll also continue to adjust the portfolio to reflect the team’s best ideas to enhance income as well as total return prospects in an evolving interest-rate environment.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 New York Tax Exempt Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/2/83)
Before sales charge	6.19%	52.40%	4.30%	17.80%	3.33%	7.78%	2.53%	5.68%	5.94%
After sales charge	6.07	46.30	3.88	13.09	2.49	3.47	1.14	1.46	1.70
Class B (1/4/93)
Before CDSC	5.99	44.80	3.77	14.18	2.69	5.78	1.89	5.03	5.62
After CDSC	5.99	44.80	3.77	12.18	2.33	2.82	0.93	0.03	0.62
Class C (7/26/99)
Before CDSC	5.95	40.95	3.49	13.42	2.55	5.41	1.77	4.86	5.53
After CDSC	5.95	40.95	3.49	13.42	2.55	5.41	1.77	3.86	4.53
Class M (4/10/95)
Before sales charge	5.82	48.12	4.01	16.27	3.06	6.98	2.28	5.38	5.79
After sales charge	5.72	43.31	3.66	12.49	2.38	3.51	1.16	1.95	2.35
Class R6 (5/22/18)
Net asset value	6.26	55.54	4.52	19.07	3.55	8.47	2.75	5.80	6.06
Class Y (1/2/08)
Net asset value	6.26	55.57	4.52	19.10	3.56	8.49	2.75	5.79	6.06

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

New York Tax Exempt Income Fund 9

Comparative index returns For periods ended 5/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays
Municipal Bond Index	6.63%	56.53%	4.58%	19.25%	3.58%	9.16%	2.96%	6.40%	5.96%
Lipper New York
Municipal Debt Funds	6.03	54.33	4.39	18.50	3.44	8.21	2.65	5.88	6.07
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/19, there were 94, 92, 84, 83, 61, and 3 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 5/31/19

Distributions	Class A		Class B	Class C	Class M		Class R6	Class Y
Number	6		6	6	6		6	6
Income[1]	$0.117447		$0.090834	$0.084601	$0.105698		$0.127028	$0.126713
Capital gains[2]	—		—	—	—		—	—
Total	$0.117447		$0.090834	$0.084601	$0.105698		$0.127028	$0.126713
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
11/30/18	$8.26	$8.60	$8.24	$8.26	$8.27	$8.55	$8.26	$8.26
5/31/19	8.63	8.99	8.61	8.63	8.64	8.93	8.63	8.63
	Before	After	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value
Current dividend rate[3]	2.52%	2.42%	1.89%	1.74%	2.24%	2.16%	2.75%	2.74%
Taxable equivalent4(a)	5.00	4.80	3.75	3.45	4.45	4.29	5.46	5.44
Taxable equivalent4(b)	5.42	5.20	4.06	3.74	4.82	4.65	5.91	5.89
Current 30-day
SEC yield[5]	N/A	1.61	1.06	0.91	N/A	1.35	1.88	1.91
Taxable equivalent4(a)	N/A	3.20	2.10	1.81	N/A	2.68	3.73	3.79
Taxable equivalent4(b)	N/A	3.46	2.28	1.96	N/A	2.90	4.04	4.11

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes (a) maximum 49.62% federal and state combined tax rate for 2019 or (b) maximum 53.50% federal, New York State, and New York City combined tax rate for 2019. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 New York Tax Exempt Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/2/83)
Before sales charge	6.19%	54.04%	4.41%	18.07%	3.38%	6.51%	2.12%	5.87%	5.12%
After sales charge	6.06	47.88	3.99	13.35	2.54	2.25	0.74	1.64	0.91
Class B (1/4/93)
Before CDSC	5.98	46.53	3.89	14.45	2.74	4.53	1.49	5.22	4.80
After CDSC	5.98	46.53	3.89	12.45	2.37	1.60	0.53	0.22	–0.20
Class C (7/26/99)
Before CDSC	5.95	42.48	3.60	13.70	2.60	4.05	1.33	5.18	4.72
After CDSC	5.95	42.48	3.60	13.70	2.60	4.05	1.33	4.18	3.72
Class M (4/10/95)
Before sales charge	5.81	49.90	4.13	16.54	3.11	5.60	1.83	5.57	4.97
After sales charge	5.71	45.03	3.79	12.75	2.43	2.17	0.72	2.14	1.56
Class R6 (5/22/18)
Net asset value	6.26	57.59	4.65	19.48	3.62	7.31	2.38	6.23	5.36
Class Y (1/2/08)
Net asset value	6.26	57.44	4.64	19.37	3.60	7.21	2.35	6.10	5.23

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 11/30/18	0.75%	1.38%	1.53%	1.03%	0.52%*	0.53%
Annualized expense ratio for the
six-month period ended 5/31/19	0.75%	1.38%	1.53%	1.03%	0.52%	0.53%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses for class R6 shares have been annualized.

New York Tax Exempt Income Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/18 to 5/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000 *†	$3.85	$7.07	$7.84	$5.28	$2.67	$2.72
Ending value (after expenses)	$1,059.40	$1,056.20	$1,055.30	$1,057.90	$1,060.60	$1,060.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/19, use the following calculation method. To find the value of your investment on 12/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000 *†	$3.78	$6.94	$7.70	$5.19	$2.62	$2.67
Ending value (after expenses)	$1,021.19	$1,018.05	$1,017.30	$1,019.80	$1,022.34	$1,022.29

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 New York Tax Exempt Income Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. The fund’s performance will be closely tied to the economic and political conditions in New York State, and can be more volatile than the performance of a more geographically diversified fund. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. You can lose money by investing in the fund.

New York Tax Exempt Income Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

14 New York Tax Exempt Income Fund

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2019, Putnam employees had approximately $488,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

New York Tax Exempt Income Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 New York Tax Exempt Income Fund

The fund’s portfolio 5/31/19 (Unaudited)

Key to holding’s abbreviations

AGC Assured Guaranty Corp.	G.O. Bonds General Obligation Bonds
AGM Assured Guaranty Municipal Corporation	NATL National Public Finance Guarantee Corp.
AMBAC AMBAC Indemnity Corporation	OTC Over-the-counter
BAM Build America Mutual	U.S. Govt. Coll. U.S. Government Collateralized
COP Certificates of Participation	VRDN Variable Rate Demand Notes, which are floating-
FCS Farm Credit System	rate securities with long-term maturities that carry
FHL Banks Coll. Federal Home Loan Banks	coupons that reset and are payable upon demand
System Collateralized	either daily, weekly or monthly. The rate shown is the
FHLMC Coll. Federal Home Loan Mortgage	current interest rate at the close of the reporting
Corporation Collateralized	period. Rates are set by remarketing agents and may
FNMA Coll. Federal National Mortgage	take into consideration market supply and demand,
Association Collateralized	credit quality and the current SIFMA Municipal Swap
Index rate, which was 1.42% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (98.8%)*	Rating**	Principal amount	Value
Guam (0.8%)
Territory of GU, Dept. of Ed. COP, (John F. Kennedy
High School), Ser. A, 6.875%, 12/1/40	B+	$500,000	$515,905
Territory of GU, Govt. Ltd. Oblig. Rev.
Bonds, (Section 30), Ser. A, 5.625%, 12/1/29
(Prerefunded 12/1/19)	AAA/P	3,000,000	3,063,090
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. &
Waste Wtr. Syst. Rev. Bonds, 5.625%, 7/1/40
(Prerefunded 7/1/20)	A–	2,100,000	2,193,156
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A
U.S. Govt. Coll., 5.50%, 10/1/40
(Prerefunded 10/1/20)	Baa2	1,300,000	1,368,822
5.00%, 10/1/34	Baa2	700,000	746,403
			7,887,376
Massachusetts (0.6%)
MA State Trans. Fund Rev. Bonds, Ser. A,
5.00%, 6/1/43	Aa1	5,000,000	5,988,650
			5,988,650
New York (95.8%)
Albany, Cap. Resource Corp. Rev. Bonds
(St. Peter’s Hosp.), U.S. Govt. Coll., 6.25%,
11/15/38 (Prerefunded 11/15/20)	AAA/P	4,110,000	4,394,535
(Albany College of Pharmacy & Hlth. Sciences),
5.00%, 12/1/33	BBB+	325,000	366,779
(Albany College of Pharmacy & Hlth. Sciences),
5.00%, 12/1/32	BBB+	495,000	559,340
(Empire Commons Student Hsg., Inc.),
5.00%, 5/1/31	A	700,000	837,277
(Albany College of Pharmacy & Hlth. Sciences),
5.00%, 12/1/30	BBB+	250,000	285,230
(Empire Commons Student Hsg., Inc.),
5.00%, 5/1/30	A	350,000	420,466
Brookhaven, Local Dev. Corp. Rev. Bonds,
(Jeffersons Ferry), 5.25%, 11/1/36	BBB+/F	1,200,000	1,382,808

New York Tax Exempt Income Fund 17

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
New York cont.
Buffalo & Erie Cnty., Indl. Land Dev. Corp. Rev. Bonds
(Catholic Hlth. Syst. Oblig. Group), 5.25%, 7/1/35	Baa1	$1,000,000	$1,165,270
(Orchard Park), 5.00%, 11/15/37	BBB–/F	4,470,000	4,832,472
(Charter School for Applied Tech.), Ser. A,
5.00%, 6/1/35	BBB–	2,000,000	2,191,220
(Orchard Park), 5.00%, 11/15/30	BBB–/F	500,000	552,045
Buffalo & Fort Erie, Pub. Bridge Auth. Rev. Bonds
5.00%, 1/1/42	A+	2,250,000	2,615,040
(Toll Bridge Syst.), 5.00%, 1/1/25	A+	400,000	470,720
(Toll Bridge Syst.), 5.00%, 1/1/24	A+	250,000	287,290
Build NY City Resource Corp. Rev. Bonds
(Manhattan College), 5.00%, 8/1/47	A–	1,000,000	1,165,910
(YMCA of Greater NY), 5.00%, 8/1/40	A–	2,050,000	2,320,026
5.00%, 7/1/40	A+	3,175,000	3,647,853
(Q Student Residences, LLC), Ser. A, 5.00%, 6/1/38	Aa2	2,850,000	3,241,391
(South Bronx Charter School for Intl. Cultures &
the Arts), Ser. A, 5.00%, 4/15/33	BB+	2,000,000	2,095,660
(Bronx Charter School for Excellence), Ser. A,
5.00%, 4/1/33	BBB–	500,000	535,865
(YMCA of Greater NY), 5.00%, 8/1/32	A–	1,740,000	1,873,336
Build NY City Resource Corp. 144A Rev. Bonds,
(Inwood Academy Leadership Charter School),
Ser. A, 5.125%, 5/1/38	BB/P	1,100,000	1,152,426
Build NY City Resource Corp. Solid Waste Disp. 144A
Rev. Bonds, (Pratt Paper NY, Inc.), 5.00%, 1/1/35	B+/P	1,750,000	1,910,125
Dutchess Cnty., Local Dev. Corp. Rev. Bonds
(Anderson Ctr. Svcs., Inc.), 6.00%, 10/1/30	BB+	3,160,000	3,231,100
(Culinary Inst. of America (The)), 5.00%, 7/1/32	Baa2	300,000	348,798
Erie Cnty., Fiscal Stability Auth. Rev. Bonds,
(Sales Tax & State Aid), Ser. D
5.00%, 9/1/39	Aa1	515,000	618,870
5.00%, 9/1/38	Aa1	1,500,000	1,806,585
5.00%, 9/1/37	Aa1	1,000,000	1,207,270
5.00%, 9/1/36	Aa1	1,500,000	1,816,515
5.00%, 9/1/35	Aa1	1,250,000	1,519,350
Geneva, Dev. Corp. Rev. Bonds, (Hobart & William
Smith Colleges)
5.25%, 9/1/44	A	2,000,000	2,262,840
5.00%, 9/1/32	A	2,000,000	2,198,900
Glen Cove, Local Econ. Assistance Corp. Rev. Bonds,
(Garvies Point Pub. Impt.), Ser. C, stepped-coupon
zero% (5.625%, 1/1/24), 1/1/55 ††	B/P	600,000	548,622
Hempstead Town, Local Dev. Corp. Rev. Bonds
(Adelphi U.), Ser. B, 5.25%, 2/1/39	A–	1,500,000	1,500,000
(Molloy College), 5.00%, 7/1/48	BBB	1,000,000	1,156,620
(Hofstra U.), 5.00%, 7/1/47	A2	1,000,000	1,171,640
(Molloy College), 5.00%, 7/1/44	BBB	2,300,000	2,516,085
(Molloy College), 5.00%, 7/1/43	BBB	1,025,000	1,188,395
(Hofstra U.), 5.00%, 7/1/42	A2	1,200,000	1,403,496
(Molloy College), 5.00%, 7/1/38	BBB	865,000	1,010,415

18 New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
New York cont.
Hempstead Town, Local Dev. Corp. Rev. Bonds
(Molloy College), 5.00%, 7/1/38	BBB	$480,000	$552,792
(Molloy College), 5.00%, 7/1/37	BBB	315,000	363,623
(Adelphi U.), 5.00%, 2/1/34	A–	200,000	243,040
(Adelphi U.), Ser. B, 5.00%, 2/1/34	A–	3,000,000	3,000,000
(Adelphi U.), 5.00%, 2/1/33	A–	205,000	250,262
(Adelphi U.), 5.00%, 2/1/32	A–	230,000	281,943
(Adelphi U.), 5.00%, 2/1/31	A–	200,000	247,092
(Adelphi U.), 5.00%, 2/1/30	A–	155,000	193,242
(Hofstra U.), 5.00%, 7/1/28	A2	650,000	693,134
(Adelphi U.), 4.00%, 2/1/39	A–	1,000,000	1,103,540
Hudson Yards Infrastructure Corp. Rev. Bonds, Ser. A
5.75%, 2/15/47	Aa2	1,180,000	1,259,862
FHLMC Coll., U.S. Govt. Coll., 5.75%, 2/15/47
(Prerefunded 2/15/21)	Aa2	1,920,000	2,062,925
Liberty, Dev. Corp. Rev. Bonds,
(Goldman Sachs Headquarters)
5.50%, 10/1/37	A3	4,010,000	5,473,289
5.25%, 10/1/35	A3	4,000,000	5,271,960
Long Island, Pwr. Auth. Elec. Syst. Rev. Bonds
Ser. C, AGC, 5.25%, 9/1/29	AA	3,835,000	4,944,581
Ser. B, 5.00%, 9/1/46	A3	2,500,000	2,912,575
Ser. B, 5.00%, 9/1/45	A3	2,000,000	2,290,760
Ser. A, 5.00%, 9/1/44	A3	8,500,000	9,585,705
5.00%, 9/1/42	A3	2,000,000	2,379,380
Ser. B, 5.00%, 9/1/41	A3	5,250,000	6,149,325
Ser. A, 5.00%, 9/1/39	A3	8,800,000	9,967,056
5.00%, 9/1/37	A3	1,000,000	1,201,430
5.00%, 9/1/36	A3	1,000,000	1,205,150
Ser. B, 5.00%, 9/1/36	A3	1,500,000	1,775,535
5.00%, 9/1/35	A3	1,000,000	1,208,760
5.00%, 9/1/34	A3	1,000,000	1,214,230
5.00%, 9/1/33	A3	500,000	609,680
AGM, zero %, 6/1/28	AA	2,510,000	2,033,100
Metro. Trans. Auth. Mandatory Put Bonds (11/15/19),
Ser. D-2, 4.00%, 11/15/34	A1	3,265,000	3,279,823
Metro. Trans. Auth. Rev. Bonds
Ser. C, 5.00%, 11/15/41	A1	3,305,000	3,605,755
Ser. D, 5.00%, 11/15/38	A1	4,070,000	4,525,840
Ser. B, 5.00%, 11/15/33	A1	5,220,000	6,262,747
Ser. D-1, 5.00%, 11/15/33	A1	960,000	1,103,146
Metro. Trans. Auth. Dedicated Tax Mandatory Put
Bonds (6/1/22), Ser. A-2A, 1.87%, 11/1/26	AA	5,095,000	5,088,020
Metro. Trans. Auth. Dedicated Tax Rev. Bonds
Ser. A, 5.25%, 11/15/34	AA	5,600,000	6,879,936
(Green Bonds), Ser. B-1, 5.00%, 11/15/36	AA	3,500,000	4,178,335
(Green Bonds), Ser. B-1, 5.00%, 11/15/34	AA	3,500,000	4,207,315
Monroe Cnty., Indl. Dev. Corp. Rev. Bonds
(Rochester Gen. Hosp.), 5.00%, 12/1/46	A–	3,000,000	3,430,590
(Rochester Gen. Hosp.), Ser. A, 5.00%, 12/1/37	A–	2,000,000	2,167,580

New York Tax Exempt Income Fund 19

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
New York cont.
Monroe Cnty., Indl. Dev. Corp. Rev. Bonds
(Rochester Gen. Hosp.), 5.00%, 12/1/35	A–	$600,000	$701,238
(U. of Rochester), Ser. A, 5.00%, 7/1/33	Aa3	1,000,000	1,163,350
(Rochester Gen. Hosp.), Ser. A, 5.00%, 12/1/32	A–	1,250,000	1,363,063
(St. John Fisher College), Ser. A, 5.00%, 6/1/29	A–	800,000	910,352
(U. of Rochester), Ser. C, 4.00%, 7/1/37	Aa3	2,700,000	2,976,480
(U. of Rochester), Ser. C, 4.00%, 7/1/36	Aa3	850,000	940,746
(U. of Rochester), Ser. D, 4.00%, 7/1/36	Aa3	750,000	830,655
(U. of Rochester), Ser. C, 4.00%, 7/1/35	Aa3	1,000,000	1,111,560
(U. of Rochester), Ser. D, 4.00%, 7/1/34	Aa3	1,000,000	1,115,900
(U. of Rochester), Ser. C, 4.00%, 7/1/33	Aa3	1,500,000	1,682,250
(U. of Rochester), Ser. C, 4.00%, 7/1/32	Aa3	1,600,000	1,802,032
(U. of Rochester), Ser. D, 4.00%, 7/1/32	Aa3	1,000,000	1,126,270
MTA Hudson Rail Yards Trust Oblig. Rev. Bonds,
Ser. A, 5.00%, 11/15/51	A2	9,500,000	10,108,285
Nassau Cnty., G.O. Bonds, Ser. C, 5.00%, 10/1/31	A+	5,000,000	6,108,900
Nassau Cnty., Local Econ. Assistance
Corp. Rev. Bonds
(South Nassau Communities Hosp.),
5.00%, 7/1/37	Baa1	2,050,000	2,201,229
(Winthrop U. Hosp. Assn.), 5.00%, 7/1/37	Baa2	1,000,000	1,070,880
(Catholic Hlth. Svcs. of Long Island Oblig. Group),
5.00%, 7/1/33	A–	1,355,000	1,503,915
(Catholic Hlth. Svcs. of Long Island Oblig. Group),
5.00%, 7/1/32	A–	1,500,000	1,667,910
(South Nassau Communities Hosp.),
5.00%, 7/1/27	Baa1	1,255,000	1,365,076
Nassau Cnty., Tobacco Settlement Corp. Rev.
Bonds, Ser. A-2, 5.25%, 6/1/26	B–	5,640,000	5,537,916
New Rochelle, Corp. Local Dev. Rev. Bonds,
(Iona College), Ser. A, 5.00%, 7/1/40	Baa2	350,000	389,337
Niagara Area Dev. Corp. Rev. Bonds,
(Niagara U.), Ser. A
5.00%, 5/1/42	BBB+	1,000,000	1,068,800
5.00%, 5/1/35	BBB+	1,670,000	1,797,070
5.00%, 5/1/30	BBB+	2,230,000	2,419,483
Niagara Area Dev. Corp. Solid Waste Disp. Fac.
144A Rev. Bonds, (Covanta Holding Corp.), Ser. A,
4.75%, 11/1/42	B1	5,000,000	5,160,450
Niagara Falls, Rev. Bonds, Ser. A, BAM,
4.00%, 10/1/44	AA	500,000	526,875
Niagara Frontier Trans. Auth. Rev. Bonds,
(Buffalo Niagara Intl. Arpt.), Ser. A
5.00%, 4/1/39	A3	1,040,000	1,226,888
5.00%, 4/1/37	A3	1,000,000	1,187,260
5.00%, 4/1/35	A3	200,000	239,146
5.00%, 4/1/28	A3	2,560,000	2,889,139
5.00%, 4/1/27	A3	875,000	990,500
5.00%, 4/1/24	A3	2,000,000	2,271,860

20 New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
New York cont.
NY City, G.O. Bonds
Ser. F-1, 5.00%, 4/1/43	Aa1	$9,440,000	$11,331,776
Ser. E-1, 5.00%, 3/1/39	Aa1	5,000,000	6,039,950
Ser. B-1, 5.00%, 12/1/35	Aa1	2,000,000	2,402,440
Ser. E, 5.00%, 8/1/34	Aa1	6,360,000	7,614,574
Ser. A-1, 5.00%, 8/1/32	Aa1	5,000,000	5,371,050
NY City, VRDN
Ser. I, 2.26%, 4/1/36	VMIG 1	5,000,000	5,000,000
Ser. 1, 2.25%, 3/1/40	VMIG 1	5,000,000	5,000,000
Ser. I, 2.10%, 4/1/36	VMIG 1	6,655,000	6,655,000
NY City, Hsg. Dev. Corp. Mandatory Put Bonds
(1/15/20), Ser. C, 1.625%, 5/1/49	VMIG 1	12,000,000	12,000,000
NY City, Hsg. Dev. Corp. Rev. Bonds
(Multi-Fam. Hsg.), Ser. H-2-A, 4.40%, 5/1/31	AA+	4,000,000	4,160,320
(Sustainable Neighborhood Bonds), Ser. C-1-A,
1.375%, 5/1/20	AA+	1,105,000	1,104,348
NY City, Indl. Dev. Agcy. Rev. Bonds
(Yankee Stadium), AGC, 7.00%, 3/1/49	AA	1,000,000	1,004,790
(Queens Baseball Stadium), AMBAC,
5.00%, 1/1/24	Baa2	3,500,000	3,508,435
NY City, Indl. Dev. Agcy. Arpt. Fac. Rev. Bonds,
(Sr. Trips), Ser. A, 5.00%, 7/1/28	BBB+	1,500,000	1,619,370
NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev. Bonds
Ser. EE, 5.25%, 6/15/40	AAA/P	8,735,000	8,745,307
Ser. EE, 5.25%, 6/15/40	Aa1	1,265,000	1,268,441
Ser. EE, 5.00%, 6/15/47	Aa1	5,365,000	5,970,709
(2nd Gen. Resolution), 5.00%, 6/15/46	Aa1	12,460,000	14,358,406
(2nd Gen. Resolution), Ser. BB, 5.00%, 6/15/46	Aa1	2,500,000	2,786,825
(2nd Gen. Resolution), Ser. HH, 5.00%, 6/15/39	Aa1	9,000,000	10,447,470
NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. VRDN,
Ser. DD-1, 2.20%, 6/15/43	VMIG 1	8,200,000	8,200,000
NY City, Transitional Fin. Auth. Rev. Bonds
Ser. E-1, 5.00%, 2/1/41	AAA	5,200,000	5,968,716
Ser. B-1, 5.00%, 8/1/40	AAA	6,575,000	7,756,528
Ser. E-1, 5.00%, 2/1/40	AAA	5,800,000	6,780,142
Ser. B-1, 5.00%, 8/1/39	AAA	3,660,000	4,200,033
Ser. E-1, 5.00%, 2/1/39	AAA	9,000,000	10,540,170
Ser. B-1, 5.00%, 8/1/38	AAA	5,000,000	5,924,600
Ser. A-1, 5.00%, 5/1/37	AAA	1,000,000	1,182,770
Ser. A-1, 5.00%, 5/1/36	AAA	3,585,000	4,254,750
Ser. E-1, 5.00%, 2/1/34	AAA	8,000,000	9,510,800
Ser. A-1, 5.00%, 5/1/32	AAA	4,780,000	5,734,470
Ser. E-1, 5.00%, 2/1/31	AAA	2,600,000	3,119,636
NY City, Transitional Fin. Auth. Bldg. Aid Rev. Bonds
Ser. S-1, 5.00%, 7/15/43	Aa2	6,500,000	7,570,030
Ser. S-1, 5.00%, 7/15/40	Aa2	4,550,000	5,225,721
Ser. S-2, 5.00%, 7/15/40	Aa2	8,110,000	9,414,737
Ser. S-1, 5.00%, 7/15/37	Aa2	7,500,000	8,228,775
Ser. S-2A, 5.00%, 7/15/36	Aa2	3,250,000	3,970,200
Ser. S-3A, 5.00%, 7/15/34	Aa2	4,250,000	5,238,253

New York Tax Exempt Income Fund 21

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
New York cont.
NY City, Trust for Cultural Resources Rev. Bonds
(Wildlife Conservation Society), Ser. A,
5.00%, 8/1/42	AA–	$1,915,000	$2,136,317
(Wildlife Conservation Society), Ser. A,
5.00%, 8/1/38	AA–	1,250,000	1,397,613
(Whitney Museum of American Art), 5.00%, 7/1/31	A+	2,000,000	2,105,480
NY Counties, Tobacco Trust II Rev. Bonds,
(Tobacco Settlement Pass Through), 5.75%, 6/1/43	BBB	840,000	852,029
NY Counties, Tobacco Trust III Rev. Bonds,
(Tobacco Settlement Pass Through), 6.00%, 6/1/43	A3	70,000	70,105
NY Counties, Tobacco Trust IV Rev. Bonds,
(Tobacco Settlement Pass Through), Ser. A,
5.00%, 6/1/38	B–	7,250,000	7,250,073
NY Counties, Tobacco Trust VI Rev. Bonds,
(Tobacco Settlement Pass Through)
Ser. A-2B, 5.00%, 6/1/51	BBB	3,300,000	3,398,043
Ser. B, 5.00%, 6/1/41	BBB+	250,000	270,015
Ser. B, 5.00%, 6/1/36	A–	265,000	290,202
NY Liberty Dev. Corp. Rev. Bonds, (Bank of
America Tower), Ser. CL1, 5.625%, 1/15/46	AA+	2,000,000	2,050,180
NY State Convention Ctr. Dev. Corp. Rev. Bonds,
(Hotel Unit Fee)
5.00%, 11/15/45	Aa3	3,000,000	3,474,150
zero %, 11/15/50	Aa3	7,000,000	2,362,500
NY State Dorm. Auth. Rev. Bonds
(NYU), Ser. 1, AMBAC, 5.50%, 7/1/40	Aa2	6,000,000	8,401,020
(NYU), Ser. 1, AMBAC, 5.50%, 7/1/31	Aa2	6,170,000	8,025,381
Ser. E, 5.00%, 3/15/38	Aa1	10,000,000	12,280,900
NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds
(NYU Hosp. Ctr.), Ser. A, 6.00%, 7/1/40
(Prerefunded 7/1/20)	A3	1,500,000	1,575,000
(Brooklyn Law School), 5.75%, 7/1/33	Baa1	1,000,000	1,003,260
(Skidmore College), Ser. A, 5.50%, 7/1/41	A1	3,000,000	3,233,700
(Fordham U.), Ser. A, U.S. Govt. Coll., 5.50%, 7/1/36
(Prerefunded 7/1/21)	A2	1,800,000	1,955,808
(Culinary Inst. of America), 5.50%, 7/1/33	Baa2	735,000	834,570
(North Shore Long Island Jewish Oblig. Group),
Ser. E, 5.50%, 5/1/33	A3	2,000,000	2,005,260
(St. Joseph’s College), 5.25%, 7/1/35	Ba1	2,000,000	2,036,160
(Manhattan Marymount College), 5.25%, 7/1/29	Baa2	2,000,000	2,005,300
(Highland Hosp. Rochester), 5.20%, 7/1/32	A2	1,000,000	1,032,650
(Mount Sinai School of Medicine), FCS, U.S. Govt.
Coll, FNMA Coll., FHL Banks Coll., 5.125%, 7/1/39
(Prerefunded 7/1/19)	A3	5,000,000	5,014,000
(School Dist. Fin. Program), Ser. C, AGC,
5.125%, 10/1/36	AA	40,000	40,455
(North Shore Long Island Jewish Oblig. Group),
Ser. A, 5.00%, 5/1/43	A3	2,500,000	2,825,100
(NYU), Ser. A, 5.00%, 7/1/42	Aa2	10,485,000	12,961,557
(Teachers College), 5.00%, 7/1/42	A1	3,000,000	3,268,680

22 New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds
(St. Francis College), 5.00%, 10/1/40	BBB+	$3,000,000	$3,129,450
(Pratt Institute), 5.00%, 7/1/39	A2	2,750,000	3,180,898
(Pratt Institute), Ser. A, 5.00%, 7/1/39	A2	1,000,000	1,125,350
(Rochester Inst. of Tech.), 5.00%, 7/1/38	A1	2,000,000	2,172,360
(St. John’s U.), Ser. A, 5.00%, 7/1/37	A3	1,400,000	1,611,736
(North Shore Long Island Jewish Oblig. Group),
Ser. A, 5.00%, 5/1/37	A3	3,000,000	3,418,440
Ser. A, 5.00%, 7/1/36	Aa2	1,000,000	1,241,300
(Memorial Sloan-Kettering Cancer Ctr.),
5.00%, 7/1/36	Aa3	1,125,000	1,215,889
(NYU), Ser. A, 5.00%, 7/1/35	Aa2	2,000,000	2,350,660
(Culinary Inst. of America), 5.00%, 7/1/34	Baa2	350,000	379,505
(Pratt Institute), Ser. A, 5.00%, 7/1/34	A2	1,000,000	1,133,660
(Teachers College), 5.00%, 7/1/34	A1	2,750,000	3,008,473
Ser. A, 5.00%, 7/1/33	Aa2	1,000,000	1,262,060
(NYU Hosp. Ctr.), 5.00%, 7/1/33	A3	360,000	424,418
(North Shore Long Island Jewish Oblig. Group),
Ser. A, 5.00%, 5/1/33	A3	5,000,000	5,783,000
(St. Francis College), 5.00%, 10/1/32	BBB+	2,360,000	2,464,690
(School Dist. Fin. Program), Ser. C, AGC,
5.00%, 10/1/31	AA	20,000	20,216
(New School (The)), 5.00%, 7/1/31	A3	5,000,000	5,321,000
(NYU Hosp. Ctr.), 5.00%, 7/1/30	A3	1,000,000	1,194,590
(Brooklyn Law School), Ser. A, 5.00%, 7/1/29
(Prerefunded 7/1/22)	Baa1	1,000,000	1,109,570
(Brooklyn Law School), Ser. A, 5.00%, 7/1/27
(Prerefunded 7/1/22)	Baa1	1,000,000	1,109,570
(Brooklyn Law School), Ser. A, 5.00%, 7/1/26
(Prerefunded 7/1/22)	Baa1	1,000,000	1,109,570
(Teachers College), Ser. A, 5.00%, 7/1/26	A1	1,000,000	1,101,510
Ser. A, 4.00%, 7/1/35	Aa2	1,000,000	1,134,340
Ser. A, 4.00%, 7/1/34	Aa2	1,195,000	1,362,455
NY State Dorm. Auth. Non-State Supported Debt
144A Rev. Bonds, (Orange Regl. Med. Ctr.)
5.00%, 12/1/37	Baa3	4,300,000	4,936,357
5.00%, 12/1/36	Baa3	700,000	805,826
NY State Dorm. Auth. Personal Income
Tax Rev. Bonds
Ser. A, 5.25%, 3/15/37	Aa1	7,105,000	8,912,512
Ser. C, 5.00%, 3/15/41	Aa1	10,000,000	10,574,600
(Bidding Group No. 3 Bonds), Ser. B,
5.00%, 2/15/41	Aa1	9,920,000	11,831,088
(Group C), Ser. B, 5.00%, 2/15/41	Aa1	5,000,000	5,752,300
(Bidding Group No. 3 Bonds), Ser. B,
5.00%, 2/15/39	Aa1	3,000,000	3,594,000
(Group B), Ser. B, 5.00%, 2/15/34	Aa1	1,000,000	1,167,050
NY State Dorm. Auth. Sales Tax Rev. Bonds, Ser. A,
5.00%, 3/15/32	Aa1	2,905,000	3,528,704

New York Tax Exempt Income Fund 23

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Dorm. Auth. State Supported Debt Rev.
Bonds, (State U. of NY), Ser. A
5.00%, 7/1/42	Aa2	$2,000,000	$2,180,380
5.00%, 7/1/41	Aa2	5,250,000	5,598,968
NY State Dorm. Auth. State Supported Debt Sales
Tax Rev. Bonds, Ser. A, 5.00%, 3/15/44	Aa1	5,500,000	6,206,255
NY State Env. Fac. Corp. Rev. Bonds, (United Wtr.
New Rochelle), Ser. A, 4.875%, 9/1/40	A–	5,000,000	5,170,400
NY State Env. Fac. Corp. Solid Waste Disp. 144A
Mandatory Put Bonds (12/2/19), (Casella Waste
Syst., Inc.), 3.75%, 12/1/44	B	2,000,000	2,012,300
NY State Hsg. Fin. Agcy. Rev. Bonds,
(Affordable Hsg.), Ser. A, 5.00%, 11/1/42	Aa2	4,660,000	4,742,948
NY State Liberty Dev. Corp. Rev. Bonds
(7 World Trade Ctr.), Class 3, 5.00%, 3/15/44	A2	1,000,000	1,080,210
(1 World Trade Ctr. Port Auth.), 5.00%, 12/15/41	Aa3	7,500,000	8,100,150
(7 World Trade Ctr.), Class 1, 5.00%, 9/15/40	Aaa	4,815,000	5,248,976
(4 World Trade Ctr.), 5.00%, 11/15/31	A+	2,500,000	2,706,950
NY State Liberty Dev. Corp. 144A Rev. Bonds
(3 World Trade Ctr., LLC), Class 2, 5.15%, 11/15/34	BB/P	515,000	576,295
(3 World Trade Ctr., LLC), Class 1-3,
5.00%, 11/15/44	BB–/P	10,975,000	12,001,053
NY State Mtge. Agcy. Rev. Bonds, Ser. 189,
3.85%, 10/1/34	Aa1	1,505,000	1,547,035
NY State Pwr. Auth. Rev. Bonds, Ser. A,
5.00%, 11/15/38	Aa1	2,000,000	2,155,820
NY State Thruway Auth. Rev. Bonds
Ser. A, 5.00%, 1/1/46	A2	2,000,000	2,312,460
4.00%, 2/1/20	A2	16,500,000	16,614,180
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds
(Laguardia Arpt. Term. B Redev. Program), Ser. A,
5.25%, 1/1/50	Baa3	1,000,000	1,108,380
(Laguardia Arpt. Term. B Redev. Program), Ser. A,
5.00%, 7/1/46	Baa3	1,000,000	1,098,320
(Laguardia Arpt. Term. B Redev. Program), Ser. A,
5.00%, 7/1/41	Baa3	2,500,000	2,752,950
(Delta Air Lines, Inc.-LaGuardia Arpt. Term. C&D),
5.00%, 1/1/34	Baa3	2,000,000	2,354,020
(Delta Air Lines, Inc.-LaGuardia Arpt. Term. C&D),
5.00%, 1/1/33	Baa3	2,500,000	2,952,425
(Delta Air Lines, Inc.-LaGuardia Arpt. Term. C&D),
5.00%, 1/1/32	Baa3	6,000,000	7,107,480
(American Airlines, Inc.-John F. Kennedy Intl.
Arpt.), 5.00%, 8/1/31	BB–	1,500,000	1,577,415
(Terminal One Group Assn.), 5.00%, 1/1/23	Baa1	1,500,000	1,652,235
NY State Urban Dev. Corp. Rev. Bonds,
(Clarkson Ctr.), 5.50%, 1/1/20	Aa2	375,000	383,659
NY State Urban Dev. Corp. Personal Income Tax Rev.
Bonds, (Group C), Ser. A , 5.00%, 3/15/38	Aa1	6,515,000	7,620,596
Onondaga Cnty., Resource Recvy. Agcy. Rev. Bonds,
Ser. A, AGM, 5.00%, 5/1/29	AA	3,120,000	3,588,437

24 New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
New York cont.
Onondaga Cnty., Trust For Cultural Resources Rev.
Bonds, (Syracuse U.), 5.00%, 12/1/36	Aa3	$2,000,000	$2,164,960
Onondaga, Civic Dev. Corp. Rev. Bonds,
(Le Moyne College)
5.375%, 7/1/40	Baa2	3,900,000	4,030,182
5.00%, 7/1/34	Baa2	445,000	502,472
5.00%, 7/1/32	Baa2	1,635,000	1,758,295
Oyster Bay, G.O. Bonds, (Pub. Impt.), 4.00%, 2/15/26	Baa3	3,000,000	3,321,090
Port Auth. of NY & NJ Rev. Bonds
Ser. 186, 5.00%, 10/15/44	Aa3	8,000,000	9,013,760
Ser. 206, 5.00%, 11/15/42	Aa3	5,000,000	5,885,600
Ser. 194, 5.00%, 10/15/41	Aa3	5,450,000	6,390,343
Ser. 197, 5.00%, 11/15/34	Aa3	2,500,000	2,963,500
Ser. 185, 5.00%, 9/1/30	Aa3	2,000,000	2,302,840
Port Auth. of NY & NJ Special Oblig. Rev. Bonds,
(KIAC Partners Special Project — 5th Installment),
6.75%, 10/1/19	BBB–/P	600,000	612,738
Port Auth. of NY & NJ Special Oblig. Rev. Bonds,
(John F. Kennedy Intl. Air Term.), 6.00%, 12/1/42	Baa1	3,500,000	3,705,975
Poughkeepsie City, G.O. Bonds
5.00%, 6/1/31	Ba1	600,000	668,838
5.00%, 6/1/25	Ba1	230,000	259,895
5.00%, 6/1/24	Ba1	460,000	511,833
5.00%, 6/1/23	Ba1	1,125,000	1,229,918
5.00%, 6/1/22	Ba1	1,070,000	1,150,143
Schenectady Cnty., Cap. Resource Corp. Rev.
Bonds, (Union College), 5.00%, 7/1/32	A1	3,430,000	3,753,758
Southold, Local Dev. Corp. Rev. Bonds,
(Peconic Landing at Southold, Inc.), 5.00%, 12/1/45	BBB–/F	2,250,000	2,363,333
St. Lawrence Ctny., Indl. Dev. Agcy. Civic Dev. Corp.
Rev. Bonds, (Clarkson U.), Ser. A
5.25%, 9/1/33	Baa1	1,050,000	1,132,751
5.00%, 9/1/41	Baa1	1,750,000	1,864,328
Suffolk Cnty., G.O. Bonds, Ser. B, AGM,
5.00%, 10/15/26	AA	4,000,000	4,960,720
Suffolk Cnty., Econ. Dev. Corp. Rev. Bonds,
(Peconic Landing Southold), 6.00%, 12/1/40	BBB–/F	1,225,000	1,286,103
Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds,
(Nissequogue Cogen. Partners Fac.), 5.50%, 1/1/23	BBB–/P	1,025,000	1,025,605
Syracuse, Indl. Dev. Agcy. Rev. Bonds,
(Carousel Ctr.), Ser. A, 5.00%, 1/1/35	Baa3	4,275,000	4,522,095
Syracuse, Indl. Dev. Agcy. Civic Fac. VRDN,
(Syracuse U.)
Ser. A-2, 2.16%, 12/1/37	VMIG 1	7,535,000	7,535,000
Ser. A-1, 2.16%, 7/1/37	VMIG 1	5,585,000	5,585,000
Tompkins Cnty., Dev. Corp. Rev. Bonds
(Ithaca College), AGM, 5.375%, 7/1/41
(Prerefunded 1/1/21)	AAA/P	1,000,000	1,062,500
(Kendal at Ithaca, Inc.), 5.00%, 7/1/44	BBB	2,570,000	2,782,488
(Ithaca College), 5.00%, 7/1/41	A2	715,000	846,467
(Ithaca College), 5.00%, 7/1/37	A2	250,000	297,828

New York Tax Exempt Income Fund 25

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
New York cont.
Tompkins Cnty., Dev. Corp. Rev. Bonds
(Ithaca College), 5.00%, 7/1/35	A2	$150,000	$179,964
(Ithaca College), 5.00%, 7/1/34	A2	150,000	180,426
Triborough Bridge & Tunnel Auth. Mandatory Put
Bonds (10/1/20), Ser. D, 2.108%, 11/15/38	Aa3	10,000,000	10,007,600
Triborough Bridge & Tunnel Auth. Rev. Bonds
Ser. A, 5.00%, 11/15/44	Aa3	2,340,000	2,646,236
Ser. A, 5.00%, 11/15/41	Aa3	3,750,000	4,409,363
Ser. B, 5.00%, 11/15/38	Aa3	1,000,000	1,201,220
Ser. B, zero %, 11/15/32	Aa3	3,900,000	2,696,265
Ser. A, zero %, 11/15/30	A1	7,000,000	5,194,070
Triborough Bridge & Tunnel Auth. VRDN
Ser. F, 2.12%, 11/1/32	VMIG 1	12,765,000	12,765,000
Ser. B-2, 2.12%, 1/1/32	VMIG 1	5,625,000	5,625,000
TSASC, Inc. Rev. Bonds, Ser. A, 5.00%, 6/1/41	BBB+	15,490,000	16,856,515
Westchester Cnty., Hlth. Care Corp. Rev.
Bonds, Ser. C-2
6.125%, 11/1/37	Baa2	380,000	402,811
U.S. Govt. Coll., 6.125%, 11/1/37
(Prerefunded 11/1/20)	AAA/P	3,005,000	3,204,472
Westchester Cnty., Indl Dev. Agcy. Civic Fac. Rev.
Bonds, (Pace U.), Ser. A, 5.50%, 5/1/42	BBB–	2,750,000	3,045,653
Westchester Cnty., Local Dev. Corp. Rev. Bonds
(Purchase Hsg. Corp. II), 5.00%, 6/1/47	BBB	1,000,000	1,147,650
(Westchester Med. Ctr.), 5.00%, 11/1/46	Baa2	3,500,000	3,890,845
(Purchase Hsg. Corp. II), 5.00%, 6/1/42	BBB	1,235,000	1,417,669
Westchester Tobacco Asset Securitization Corp.
Rev. Bonds, Ser. B, 5.00%, 6/1/41	BBB+	1,250,000	1,347,188
Western Nassau Cnty., Wtr. Auth. Rev. Bonds, Ser. A,
5.00%, 4/1/40	A1	2,400,000	2,743,224
Yonkers, G.O. Bonds
Ser. A, AGM, 5.00%, 11/15/31	AA	2,200,000	2,631,002
Ser. E, AGM, 5.00%, 9/1/23	AA	3,135,000	3,607,695
Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds,
(St. John’s Riverside Hosp.), Ser. A, 7.125%, 7/1/31	B–	1,835,000	1,822,926
			947,262,104
Ohio (0.9%)
Lancaster, Port Auth. Mandatory Put Bonds
(2/1/25), Ser. A, 5.00%, 8/1/49	Aa2	8,000,000	9,308,160
			9,308,160
Puerto Rico (0.7%)
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev.
Bonds, Ser. AA
NATL, 5.50%, 7/1/20	Baa2	365,000	373,479
NATL, U.S. Govt. Coll., 5.50%, 7/1/20 (Escrowed
to maturity)	Baa2	635,000	661,835
NATL, 5.50%, 7/1/19	Baa2	540,000	540,929

26 New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
Puerto Rico cont.
Cmnwlth. of PR, Sales Tax Fin. Corp.
(COFINA) Rev. Bonds
Class 2, zero %, 8/1/47	BBB/P	$13,735,691	$3,611,800
Ser. 07A, zero %, 8/1/43	BBB/P	1,120,732	983,442
Ser. 07A, zero %, 8/1/43	BBB/P	369,044	304,000
			6,475,485
Total municipal bonds and notes (cost $931,360,299)			$976,921,775

UNITIZED TRUST (0.1%)*	Shares	Value
CMS Liquidating Trust 144A † F	600	$1,350,048
Total unitized trust (cost $1,816,443)		$1,350,048

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Notes 1.75%, 9/30/22 [i]	$175,000	$174,664
Total U.S. treasury obligations (cost $174,664)		$174,664

SHORT-TERM INVESTMENTS (—%)*	Principal amount	Value
U.S. Treasury Bills 2.528%, 6/20/19	$150,000	$149,840
Total short-term investments (cost $149,805)		$149,840

TOTAL INVESTMENTS
Total investments (cost $933,501,211)		$978,596,327

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2018 through May 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $988,429,825.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

New York Tax Exempt Income Fund 27

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 1.42%, 2.43% and 2.50%, respectively, as of the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Education	18.1%
Tax bonds	17.0
Transportation	16.9
Utilities	11.7

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/19 (Unaudited)
		Upfront		Payments
		premium	Termina-	received	Total return	Unrealized
Swap counterparty/		received	tion	(paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$20,000,000	$351,400	$—	8/15/19	—	2.175% minus Municipal	$351,400
					Market Data Index AAA
					municipal yields 15 Year
					rate — At maturity
Upfront premium received		—		Unrealized appreciation		351,400
Upfront premium (paid)		—		Unrealized (depreciation)		—
Total		$—		Total		$351,400

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$976,921,775	$—
Unitized trust	—	—	1,350,048
U.S. treasury obligations	—	174,664	—
Short-term investments	—	149,840	—
Totals by level	$—	$977,246,279	$1,350,048

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Total return swap contracts	$—	$351,400	$—
Totals by level	$—	$351,400	$—

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

28 New York Tax Exempt Income Fund

Statement of assets and liabilities 5/31/19 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 7):
Unaffiliated issuers (identified cost $933,501,211)	$978,596,327
Cash	33,617
Interest and other receivables	11,604,206
Receivable for shares of the fund sold	484,863
Receivable for investments sold	15,000
Receivable for custodian fees (Note 2)	26,122
Unrealized appreciation on OTC swap contracts (Note 1)	351,400
Prepaid assets	15,014
Total assets	991,126,549

LIABILITIES
Payable for shares of the fund repurchased	1,025,617
Payable for compensation of Manager (Note 2)	359,495
Payable for investor servicing fees (Note 2)	99,312
Payable for Trustee compensation and expenses (Note 2)	347,074
Payable for administrative services (Note 2)	3,914
Payable for distribution fees (Note 2)	331,719
Distributions payable to shareholders	241,570
Collateral on certain derivative contracts, at value (Notes 1 and 7)	174,664
Other accrued expenses	113,359
Total liabilities	2,696,724

Net assets	$988,429,825

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$948,617,738
Total distributable earnings (Note 1)	39,812,087
Total — Representing net assets applicable to capital shares outstanding	$988,429,825

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($799,930,040 divided by 92,709,149 shares)	$8.63
Offering price per class A share (100/96.00 of $8.63)*	$8.99
Net asset value and offering price per class B share ($4,925,720 divided by 572,166 shares)**	$8.61
Net asset value and offering price per class C share ($43,489,139 divided by 5,041,627 shares)**	$8.63
Net asset value and redemption price per class M share ($1,143,500 divided by 132,392 shares)	$8.64
Offering price per class M share (100/96.75 of $8.64)†	$8.93
Net asset value, offering price and redemption price per class R6 share
($86,064,113 divided by 9,970,230 shares)	$8.63
Net asset value, offering price and redemption price per class Y share
($52,877,313 divided by 6,126,001 shares)	$8.63

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

New York Tax Exempt Income Fund 29

Statement of operations Six months ended 5/31/19 (Unaudited)

INVESTMENT INCOME
Interest income	$16,633,959
Total investment income	16,633,959

EXPENSES
Compensation of Manager (Note 2)	2,063,302
Investor servicing fees (Note 2)	300,503
Custodian fees (Note 2)	6,231
Trustee compensation and expenses (Note 2)	23,375
Distribution fees (Note 2)	1,096,308
Administrative services (Note 2)	18,439
Other	132,291
Total expenses	3,640,449

Expense reduction (Note 2)	(46,376)
Net expenses	3,594,073

Net investment income	13,039,886

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	4,258,746
Futures contracts (Note 1)	136,072
Total net realized gain	4,394,818
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	37,314,058
Swap contracts	351,400
Total change in net unrealized appreciation	37,665,458

Net gain on investments	42,060,276

Net increase in net assets resulting from operations	$55,100,162

The accompanying notes are an integral part of these financial statements.

30 New York Tax Exempt Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 5/31/19*	Year ended 11/30/18
Operations
Net investment income	$13,039,886	$28,499,021
Net realized gain on investments	4,394,818	1,317,441
Change in net unrealized appreciation (depreciation)
of investments	37,665,458	(27,953,343)
Net increase in net assets resulting from operations	55,100,162	1,863,119
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(224,562)	(415,381)
Class B	(1,560)	(3,918)
Class C	(12,421)	(29,218)
Class M	(317)	(585)
Class R6	(1,004)	—
Class Y	(32,858)	(53,072)
From tax-exempt net investment income
Class A	(10,718,030)	(23,649,720)
Class B	(55,165)	(154,854)
Class C	(420,495)	(1,071,519)
Class M	(13,667)	(31,358)
Class R6	(186,076)	(15,549)
Class Y	(1,657,803)	(3,538,436)
Decrease from capital share transactions (Note 4)	(1,597,622)	(64,763,186)
Total increase (decrease) in net assets	40,178,582	(91,863,677)

NET ASSETS
Beginning of period	948,251,243	1,040,114,920
End of period	$988,429,825	$948,251,243

* Unaudited.

The accompanying notes are an integral part of these financial statements.

New York Tax Exempt Income Fund 31

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	(%) [a]	(in thousands)	net assets (%) [b]	net assets (%)	turnover (%)
Class A
May 31, 2019 **	$8.26	.12	.37	.49	(.12)	(.12)	$8.63	5.94*	$799,930	.38*	1.37*	14*
November 30, 2018	8.49	.24	(.22)	.02	(.25)	(.25)	8.26	.18	779,418.75		2.87	28
November 30, 2017	8.35	.26	.15	.41	(.27)	(.27)	8.49	4.92	862,926.75		3.00	24
November 30, 2016	8.61	.28	(.26)	.02	(.28)	(.28)	8.35	.11	910,466	.76[c]	3.18[c]	22
November 30, 2015	8.66	.30	(.05)	.25	(.30)	(.30)	8.61	2.94	920,148.75		3.51	15
November 30, 2014	8.29	.32	.36	.68	(.31)	(.31)	8.66	8.39	946,474.74		3.74	10
Class B
May 31, 2019 **	$8.24	.09	.37	.46	(.09)	(.09)	$8.61	5.62*	$4,926	.69*	1.06*	14*
November 30, 2018	8.47	.19	(.23)	(.04)	(.19)	(.19)	8.24	(.45)	5,507	1.38	2.25	28
November 30, 2017	8.33	.20	.15	.35	(.21)	(.21)	8.47	4.27	8,094	1.38	2.38	24
November 30, 2016	8.59	.22	(.26)	(.04)	(.22)	(.22)	8.33	(.52)	10,004	1.39[c]	2.55[c]	22
November 30, 2015	8.64	.25	(.05)	.20	(.25)	(.25)	8.59	2.30	10,708	1.38	2.88	15
November 30, 2014	8.27	.26	.37	.63	(.26)	(.26)	8.64	7.73	11,438	1.37	3.11	10
Class C
May 31, 2019 **	$8.26	.08	.37	.45	(.08)	(.08)	$8.63	5.53*	$43,489	.76*	.98 *	14*
November 30, 2018	8.49	.18	(.23)	(.05)	(.18)	(.18)	8.26	(.60)	43,007	1.53	2.10	28
November 30, 2017	8.35	.19	.15	.34	(.20)	(.20)	8.49	4.11	60,891	1.53	2.23	24
November 30, 2016	8.60	.21	(.25)	(.04)	(.21)	(.21)	8.35	(.55)	65,903	1.54[c]	2.39[c]	22
November 30, 2015	8.66	.24	(.07)	.17	(.23)	(.23)	8.60	2.02	57,709	1.53	2.72	15
November 30, 2014	8.29	.25	.37	.62	(.25)	(.25)	8.66	7.55	55,788	1.52	2.96	10
Class M
May 31, 2019 **	$8.27	.10	.38	.48	(.11)	(.11)	$8.64	5.79*	$1,144	.51*	1.22*	14*
November 30, 2018	8.50	.22	(.23)	(.01)	(.22)	(.22)	8.27	(.10)	1,091	1.03	2.59	28
November 30, 2017	8.36	.23	.15	.38	(.24)	(.24)	8.50	4.62	1,220	1.03	2.74	24
November 30, 2016	8.61	.25	(.25)	—[d]	(.25)	(.25)	8.36	(.06)	1,450	1.04[c]	2.89[c]	22
November 30, 2015	8.67	.28	(.06)	.22	(.28)	(.28)	8.61	2.53	1,404	1.03	3.22	15
November 30, 2014	8.30	.29	.37	.66	(.29)	(.29)	8.67	8.08	1,410	1.02	3.46	10
Class R6
May 31, 2019 **	$8.26	.12	.38	.50	(.13)	(.13)	$8.63	6.06*	$86,064	.26*	1.38*	14*
November 30, 2018 †	8.35	.13	(.08)	.05	(.14)	(.14)	8.26	.56*	3,624	.27*	1.61*	28
Class Y
May 31, 2019 **	$8.26	.12	.38	.50	(.13)	(.13)	$8.63	6.06*	$52,877	.27*	1.48*	14*
November 30, 2018	8.49	.26	(.23)	.03	(.26)	(.26)	8.26	.40	115,604.53		3.09	28
November 30, 2017	8.36	.27	.15	.42	(.29)	(.29)	8.49	5.03	106,984.53		3.21	24
November 30, 2016	8.61	.30	(.25)	.05	(.30)	(.30)	8.36	.45	80,877	.54[c]	3.37[c]	22
November 30, 2015	8.66	.32	(.05)	.27	(.32)	(.32)	8.61	3.17	46,127.53		3.72	15
November 30, 2014	8.29	.34	.36	.70	(.33)	(.33)	8.66	8.62	39,211.52		3.96	10

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32 New York Tax Exempt Income Fund	New York Tax Exempt Income Fund 33

Financial highlights cont.

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to November 30, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

d Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

34 New York Tax Exempt Income Fund

Notes to financial statements 5/31/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2018 through May 31, 2019.

Putnam New York Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and New York State and City personal income taxes as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and New York State and City personal income taxes (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, Putnam Management invests so that at least 90% of the fund’s income distributions are exempt from federal income tax and New York State and City personal income taxes, except during times of adverse market conditions, when more than 10% of the fund’s income distributions could be subject to these taxes. Such tax-exempt investments in which the fund invests are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and New York State personal income tax. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

New York Tax Exempt Income Fund 35

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move

36 New York Tax Exempt Income Fund

unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counter-party credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors and for hedging inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

New York Tax Exempt Income Fund 37

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At November 30, 2018, the fund had a capital loss carryover of $11,679,775 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover
Short-term	Long-term	Total	Expiration
$8,607,759	$2,562,666	$11,170,425	*
509,350	N/A	509,350	November 30, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $933,586,483, resulting in gross unrealized appreciation and depreciation of $46,304,005 and $942,761, respectively, or net unrealized appreciation of $45,361,244.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

38 New York Tax Exempt Income Fund

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.215% of the fund’s average net assets.

Putnam Management has contractually agreed, through March 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$246,528	Class R6	3,176
Class B	1,643	Class Y	35,286
Class C	13,519	Total	$300,503
Class M	351

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $46,376 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $695, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

New York Tax Exempt Income Fund 39

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	*	$856,971
Class B	1.00%	0.85%	22,149
Class C	1.00%	1.00%	214,409
Class M	1.00%	0.50%	2,779
Total			$1,096,308

* Equals the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $19,736 and $4 from the sale of class A and class M shares, respectively, and received $697 and $28 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $92 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$127,105,117	$153,771,719
U.S. government securities (Long-term)	—	—
Total	$127,105,117	$153,771,719

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

40 New York Tax Exempt Income Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 5/31/19		YEAR ENDED 11/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	4,407,568	$37,196,418	6,128,578	$51,354,985
Shares issued in connection with
reinvestment of distributions	1,058,388	8,952,743	2,328,557	19,491,826
	5,465,956	46,149,161	8,457,135	70,846,811
Shares repurchased	(7,102,344)	(59,760,968)	(15,774,929)	(131,995,058)
Net decrease	(1,636,388)	$(13,611,807)	(7,317,794)	$(61,148,247)

	SIX MONTHS ENDED 5/31/19		YEAR ENDED 11/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	209	$1,763	13,693	$116,831
Shares issued in connection with
reinvestment of distributions	5,911	49,853	16,358	136,715
	6,120	51,616	30,051	253,546
Shares repurchased	(102,103)	(860,553)	(317,610)	(2,655,016)
Net decrease	(95,983)	$(808,937)	(287,559)	$(2,401,470)

	SIX MONTHS ENDED 5/31/19		YEAR ENDED 11/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	409,591	$3,449,545	474,778	$3,966,473
Shares issued in connection with
reinvestment of distributions	45,622	385,751	117,196	981,482
	455,213	3,835,296	591,974	4,947,955
Shares repurchased	(620,843)	(5,226,958)	(2,560,542)	(21,438,507)
Net decrease	(165,630)	$(1,391,662)	(1,968,568)	$(16,490,552)

	SIX MONTHS ENDED 5/31/19		YEAR ENDED 11/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	208	$1,760	12,244	$102,723
Shares issued in connection with
reinvestment of distributions	1,628	13,786	3,783	31,703
	1,836	15,546	16,027	134,426
Shares repurchased	(1,370)	(11,589)	(27,704)	(231,077)
Net increase (decrease)	466	$3,957	(11,677)	$(96,651)

New York Tax Exempt Income Fund 41

			FOR THE PERIOD 5/22/18
			(COMMENCEMENT OF OPERATIONS)
	SIX MONTHS ENDED 5/31/19		TO 11/30/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	9,659,202	$82,880,160	439,318	$3,615,295
Shares issued in connection with
reinvestment of distributions	23,133	198,587	1,959	16,145
	9,682,335	83,078,747	441,277	3,631,440
Shares repurchased	(150,548)	(1,281,813)	(2,834)	(23,314)
Net increase	9,531,787	$81,796,934	438,443	$3,608,126

	SIX MONTHS ENDED 5/31/19		YEAR ENDED 11/30/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,409,902	$28,717,953	5,754,682	$48,216,998
Shares issued in connection with
reinvestment of distributions	180,318	1,524,119	383,565	3,210,265
	3,590,220	30,242,072	6,138,247	51,427,263
Shares repurchased	(11,452,337)	(97,828,179)	(4,749,322)	(39,661,655)
Net increase (decrease)	(7,862,117)	$(67,586,107)	1,388,925	$11,765,608

At the close of the reporting period, Putnam Investments, LLC owned 1,236 class R6 shares of the fund (0.01% of class R6 shares outstanding), valued at $10,667.

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the state of New York and may be affected by economic and political developments in that state.

Note 6: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	20
OTC total return swap contracts (notional)	$8,600,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Interest rate contracts	Receivables	$351,400	Payables	$—
Total		$351,400		$—

42 New York Tax Exempt Income Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Futures	Total
Interest rate contracts	$136,072	$136,072
Total	$136,072	$136,072

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Interest rate contracts	$351,400	$351,400
Total	$351,400	$351,400

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Total
Assets:
OTC Total return swap contracts*#	$351,400	$351,400
Total Assets	$351,400	$351,400
Liabilities:
OTC Total return swap contracts*#	$—	$—
Total Liabilities	$—	$—
Total Financial and Derivative Net Assets	$351,400	$351,400
Total collateral received (pledged)†##	$174,664
Net amount	$176,736
Controlled collateral received (including
TBA commitments)**	$174,664	$174,664
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

New York Tax Exempt Income Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 New York Tax Exempt Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Vice President and
	Chief Legal Officer	Denere P. Poulack
Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

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SA051 317078 7/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam New York Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 26, 2019